 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 1, 2021
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1133 Westchester Avenue
White Plains, NY 10604
(Principal Executive Office)
Telephone Number: (914) 641-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 30, 2021, ITT Inc. (the “Company”) and InTelCo Management LLC, a wholly-owned subsidiary of the Company that holds asbestos and certain other liabilities and related insurance assets (“InTelCo”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Sapphire TopCo, Inc. ("Buyer"), a wholly-owned subsidiary of Delticus HoldCo, L.P. (“Delticus”). Delticus is a portfolio company of Warburg Pincus, a global private equity firm.

Pursuant to the Purchase Agreement, the Company transferred to the Buyer all of the issued and outstanding equity interests of InTelCo (the “Sale”) effective as of 12:01am on July 1, 2021. In connection with the Sale, the Company contributed approximately $398 million of cash to InTelCo. Pursuant to the Purchase Agreement, Buyer and InTelCo indemnify the Company and its affiliates for all asbestos-related and other product liabilities. Furthermore, pursuant to the Purchase Agreement, the Company indemnifies InTelCo and its affiliates for all other historical liabilities of InTelCo, which includes losses with respect to release of, or exposure to, hazardous materials. These indemnification obligations are not subject to any cap or time limitation. In connection with the Sale, the Company and its board of directors received a solvency opinion from an independent advisory firm that InTelCo is solvent and adequately capitalized immediately prior to, at the time of, and after giving effect to the Sale.

The Purchase Agreement contains customary representations and warranties with respect to InTelCo and its subsidiaries, the Company, and the Buyer. Pursuant to the Purchase Agreement, the Company and the Buyer will each indemnify the other for breaches of representations and warranties and breaches of covenants, subject to certain limitations as set forth in the Purchase Agreement.

As a result of the transaction, the Company will remove the asbestos obligations, related insurance assets, and associated deferred tax assets from the Company’s consolidated condensed balance sheet. The Company is evaluating the accounting for this transaction, but currently estimates that this transaction could result in an after-tax loss in its consolidated financial statements of approximately $27 million in the second quarter of 2021.

The foregoing description of the Purchase Agreement and the Sale does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 and 2.01 by reference.

A copy of the Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties. In particular, the Purchase Agreement contains representations, warranties and covenants that were made as of specific dates and only for the benefit of the parties to the Purchase Agreement and are qualified by information included in confidential disclosure schedules. Moreover, certain representations, warranties and covenants in the Purchase Agreement were made for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the representations, warranties and covenants in the Purchase Agreement should not be relied upon as characterizations of the actual state of facts about the parties to the agreement.

Item 8.01 Other Events.

On July 1, 2021, the Company issued a press release announcing the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, including with respect to the potential financial impact of the Sale, may constitute forward-looking statements as contemplated by the 1995

Private Securities Litigation Reform Act that are based on management’s current outlook, expectations, estimates and projections. Forward-looking statements are not guarantees of performance, and the Company’s actual results may differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include uncertainties associated with accounting treatment, related technical requirements and the valuation of assets and liabilities in the application of purchase accounting and other risks noted in reports that we file with the Securities and Exchange Commission, including the Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2020. We do not undertake any obligation to update or announce publicly any updates to or revision to any of the forward-looking statements in this presentation to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma consolidated condensed financial statements reflecting the Sale are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•the Company’s unaudited pro forma consolidated condensed balance sheet as of April 3, 2021;
•the Company’s unaudited pro forma consolidated condensed statement of operations for the three-month period ended April 3, 2021; and
•the Company’s unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2020.

The unaudited pro forma consolidated condensed financial statements are not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Sale been completed as of the dates presented, and should not be taken as a representation as to the Company’s future operations or financial condition. The pro forma adjustments described in the pro forma financial statements are based on current information and certain assumptions that the Company’s management believes are reasonable under the circumstances.

(d) Exhibits

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement, dated as of June 30, 2021, among ITT Inc., InTelCo Management LLC, and Sapphire TopCo, Inc.*
99.1	Press Release dated July 1, 2021
99.2	Pro Forma Unaudited Consolidated Condensed Financial Statements
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

July 1, 2021	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
(Authorized Officer of Registrant)